                          COMMERCIAL LEASE AGREEMENT


This lease is made by and among Ronald D. Ordway (hereinafter called "Landlord") and Video Display Corporation (hereinafter called "Tenant").

                                  WITNESSETH

PREMISES
     1. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, provided for and contained herein to be paid, kept and performed by Tenant, leases and rents unto Tenant, and Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following

                 40,000 SQUARE FOOT WAREHOUSE/OFFICE FACILITY

and being known as 4701 Granite Drive, Tucker, GA. No easement for light or air is included in the Premises.

TERM
     2. The Tenant shall have and hold the Premises for a term of 10 years beginning on the 1st day of January, 1996 and ending on the 31st day of December, 2005 at midnight, unless sooner terminated as hereinafter provided.2

RENTAL
     3. Tenant agrees to pay to Landlord or at the address of Landlord or as stated in this Lease, without demand, deduction or set off, an annual rental of $120,000 payable in equal monthly installments of $10,000 in advance on the first day of each calendar month during the term hereof. Upon execution of this Lease, Tenant shall pay to Landlord the first full month's rent due hereunder. Rental for any period during the term hereof which is for less than one month shall be a prorated portion of the monthly rental due. Annual rental to be amended based upon annual cost of living increases effective on each anniversary. Tenant to pay all taxes, insurance and maintenance.

LATE CHARGES
     4. If Landlord fails to receive all or any portion of a rent payment within ten (10) after it becomes due, tenant shall pay Landlord, as additional rental, a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represent a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

SECURITY DEPOSIT
     5.  Tenant shall deposit with Landlord upon execution of this Lease $
(None) as a security deposit.

UTILITY BILLS
     6. Tenant shall pay all utility bills, including, but not limited to water, sewer, gas, electricity, fuel, light and heat bills for the Premises, and Tenant shall pay all charges for garbage collection or other sanitary, services.

COMMON AREA COSTS; RULES AND REGULATIONS
     7. If the Premises are part of a larger building or group of buildings, Tenant shall pay as additional rental monthly, in advance, its pro rata share of common area maintenance costs as hereinafter more particularly set forth in the Special Stipulations. The Rules and Regulations attached hereto are made a part of this Lease. Tenant agrees to perform and abide by those Rules and Regulations and such other Rules and Regulations as may be made from time to time by Landlord.

USE OF PREMISES
     8. the Premises shall be used for warehousing purposes only and no other. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises.

ABANDONMENT OF THE PREMISES
     9. Tenant agrees not to abandon or vacate the Premises during the term of this Lease and agrees to use the Premises for the purposes herein leased until the expiration hereof.

TAX AND INSURANCE ESCALATION
     10. Tenant shall pay upon demand by landlord as additional rental during the term of this Lease, any extension or renewal thereof, the amount by which all taxes (including but not limited to, ad valorem taxes, special assessments and any other governmental charges) on the Premises for each tax year exceed all taxes on the Premises for the tax year 1996. In the event the Premises are less than the entire property assessed for such taxes for any such tax year, then the tax for any such year applicable to the Premises shall be determined by proration on the basis that the rentable floor area of the Premises bears to the
rentable floor area of the entire property assessed.   If the final year of the
Lease term fails to coincide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rata part of such tax year beyond the Lease term. If such taxes for the year in which the Lease terminates are not ascertainable before payment of the last month's rental, then the amount of such taxes assessed against the Property for the previous tax year shall be used as a basis for determining the pro rata share, if any, to be paid by Tenant for the portion of the last Lease year. Tenant shall further pay, upon demand, its insurance on the building over the cost for the first year of the Lease term for each subsequent year during the term of this Lease. Tenant's pro rata portion of increased taxes or share of excess cost of fire and extended coverage and liability insurance, as provided herein, shall be payable within fifteen (15) days after receipt of notice from Landlord as to the amount due.

INDEMNITY; INSURANCE
     11. Tenant agrees to and hereby does indemnify and save Landlord harmless against all claims for damages to persons or property by reason of Tenant's use or occupancy of the Premises, and all expenses incurred by Landlord because thereof, including attorney's fees and court costs. Supplementing the foregoing and in addition thereto, Tenant shall during the term of this Lease and any extension or renewal thereof, and at Tenant's expense, maintain in full force and effect comprehensive general liability insurance with limits of $500,000.00 per person and $1,000,000.00 per incident, and property damage limits of $100,000.00, which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Tenant under the first sentence of this paragraph 11, and naming Landlord as additional insured. Tenant shall provide evidence of such insurance to Landlord prior to the commencement of the term of this Lease. Landlord and Tenant each hereby release and relieve the other, and waive its right of recovery, for loss or damage rising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Landlord or Tenant or their Brokers, employees, contractors and/or invitees, to the extent that such loss or damage is within the policy limits of said comprehensive general liability insurance. Landlord and Tenant shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

REPAIRS BY LANDLORD
     12. Landlord agrees to keep in good repair the roof, foundations and exterior walls of the Premises (exclusive of all glass and exclusive of all exterior doors) and underground utility and sewer pipes outside the exterior walls of the building, except repairs rendered necessary by the negligence or intentional wrongful acts of Tenant, its brokers, employees or invitees. If the Premises are part of a larger building or group of buildings, then to the extent that the grounds are common areas, Landlord shall maintain the grounds surrounding the building, including paving, the mowing of grass, care of shrubs and general landscaping. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair and failure so to report such conditions shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such conditions.
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REPAIRS BY TENANT
     13. Tenant accepts the Premises in their present condition and as suited for the uses intended by Tenant. Tenant shall, throughout the initial term of this Lease, and any extension or renewal thereof, at its expense, maintain in good order and repair the Premises, including the building, heating and air conditioning equipment (including but not limited to replacement of parts, compressors, air handling units and heating units) and other improvements located thereon, except those repairs expressly required to be made by Landlord hereunder. Unless the grounds are common areas of a building(s) larger than the Premises, Tenant further agrees to care for the grounds around the building, including paving, the mowing of grass, care of shrubs and general landscaping. Tenant agrees to return the Premises to Landlord at the expiration, or prior to termination of this Lease, in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted.

ALTERATIONS
     14. Tenant shall not make any alternations, additions, or improvements to the Premises without Landlord's prior written consent. Tenant shall promptly remove any alternations, additions, or improvements constructed in violation of this Paragraph 14 upon Landlord's written request. All approved alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by landlord, free of any liens or encumbrances. Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) at the termination of this Lease and to restore the Premises to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of this Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Premises. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery or equipment.

REMOVAL OF FIXTURES
     15. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension or renewal thereof, remove all fixtures and equipment which it has placed in the Premises, provided Tenant repairs all damage to the Premises caused by such removal.

DESTRUCTION OF OR DAMAGE TO PREMISES
     16. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction and rental shall be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any such casualties, rental shall abate in such proportion as use of the Premises has been destroyed and Landlord shall restore the Premises to substantially the same condition as before damage as speedily as is practicable, whereupon full rental shall recommence.

GOVERNMENTAL ORDERS
     17. Tenant agrees, at its own expense, to comply promptly with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of the Premises. Landlord agrees to comply promptly with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant who is obligated to comply with such requirements may terminate this Lease by giving written notice of termination to the other party by certified mail, which termination shall become effective sixty (60) days after receipt of such notice and which notice shall eliminate the necessity of compliance with such requirements by giving such notice unless the party giving such notice of termination shall, before termination becomes effective, pay to the party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory of the party giving notice.
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CONDEMNATION
     18. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, are condemned by any legally constituted authority for any public use or purposes, then in either of said events the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority notwithstanding the termination of the Lease as herein provided. Broker may become a party to the condemnation proceeding for the purpose of enforcing his rights under this paragraph.

ASSIGNMENT AND SUBLETTING
     19. Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than the Tenant. Consent to any assignment or sublease shall not impair this provision and all later assignments or sublease shall be made likewise only on the prior written consent of Landlord. The assignee of Tenant, at the option of Landlord, shall become liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

EVENTS OF DEFAULT
     20. The happening of any one or more of the following events (hereinafter any one of which may be referred to as an "Event of Default") during the term of this Lease, or any renewal or extension thereof, shall constitute a breach of this Lease on the part of the Tenant: (A) Tenant fails to pay the rental as provided for herein; (B) Tenant abandons or vacates the Premises; (C) Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease; (D) Tenant is adjudicated bankrupt; (E) a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; (F) Tenant, either voluntarily or involuntarily, takes advantage of any debt or relief proceedings under the present or future law, whereby the rent or any part thereof is, or is proposed of be reduced or payment thereof deferred; (G) Tenant makes an assignment for benefit of creditors; or (H) Tenant's effects are levied upon or attached under process against Tenant, which is not satisfied or dissolved within thirty (30) days after written notice form Landlord to Tenant to obtain satisfaction thereof.

REMEDIES UPON DEFAULT
     21. Upon the occurrence of an Event of Default, Landlord, in addition to any and all other rights or remedies it may have at law or in equity, shall have the option of pursuing any one or more of the following remedies:

     (A) Landlord may terminate this Lease by giving notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, with the same force and effect as though the date so specified were the date herein originally fixed as the termination date of the term of this Lease, and all rights of tenant under this Lease and in and to the Premises shall expire and terminate, and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination and Tenant shall surrender the Premises to Landlord on the date specified in such notice;


     (B) Landlord may terminate this Lease as provided in paragraph 21 (A) hereof and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, a sum which, at the date of such termination, represents the then value of the excess, if any, of (i) the monthly rental and additional rent for the period commencing with the day following the date of such termination and ending with the date hereinbefore set for the expiration of the full term hereby granted, or (ii) the aggregate reasonable rental value of the Premises (less reasonable brokerage commissions, attorneys' fees and other costs relating to the reletting of the Premises) for the same period, all of which excess sum shall be deemed immediately due and payable;

     (C) Landlord may, without termination this Lease, declare immediately due and payable all monthly rental and additional rent due and coming due under this Lease for the entire remaining term hereof, together with all other amounts previously due, at once; provided, however, that such payment shall not be deemed a penalty or liquidated damages but shall merely constitute payment in advance of rent for the remainder of said term; upon making such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants and subtenants on account of the Premises during the term of this Lease, Provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to this clause (C) less all costs, expenses and attorneys' fees of Landlord incurred in connection with the reletting of the Premises; or

     (D) Landlord may, from time to time without terminating this Lease, and without releasing Tenant in whole or in part from Tenant's obligation pay monthly rental and additional rent and perform all of the covenants, conditions and agreements to be performed by Tenant as provided in this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and, after making such alterations and repairs, Landlord may, but shall not be obligated to, relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) as such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable or acceptable; upon each reletting, all rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Tenant to landlord, second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees, and of costs of such alterations and repairs, third, to the payment of the monthly rental and additional rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied against payments of future monthly rental and additional rent as the same may become due and payable hereunder; in no event shall Tenant be entitled to any excess rental received by Landlord over and above charges that Tenant is obligated to pay hereunder, including monthly rental and additional rent; if such rentals received from such reletting during any month are less than those to be paid during the month by Tenant hereunder, including monthly rental and additional rent, Tenant shall pay any such deficiency to Landlord, which deficiency shall be calculated and paid monthly; Tenant shall also pay Landlord as soon as ascertained and upon demand all costs and expenses incurred by Landlord in connection with such reletting and in making any alterations and repairs which are not covered by the rentals received from such reletting; notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

Tenant acknowledges that the Premises are to be used for commercial purposes, and Tenant expressly waives the protections and rights set forth in Official Code of Georgia Annotated Section 44-7-52.

EXTERIOR SIGNS
     22. Tenant shall place no signs upon the outside walls or roof of the Premises except with the written consent of the Landlord. Any and all signs placed on the Premises by Tenant shall be maintained in compliance with governmental rules and regulations governing such signs, and Tenant shall be responsible to Landlord for any damage caused by installation, use or maintenance of said signs, and all damage incident to such removal.


LANDLORD'S ENTRY OF PREMISES
     23. Landlord may card the Premises "For Rent" or "For Sale" ninety (90) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours to exhibit the Premises to prospective purchasers or tenants, to inspect the Premises to see that Tenant is complying with all of its obligations hereunder, and to make repairs required of Landlord under the terms hereof or to make repairs to Landlord's adjoining property, if any.

EFFECT OF TERMINATION OF LEASE
     24. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall effect Landlord's right to collect rent for the period prior to termination thereof.

SUBORDINATION
     25. At the option of Landlord, Tenant agrees that this Lease shall remain subject and subordinate to all present and future mortgages, deeds to secure debt or other security instruments (the "Security Deeds") affecting the Building or the Premises, and Tenant shall promptly execute and deliver to landlord such certificate or certificates in writing as Landlord may request, showing the subordination of the Lease to such Security Deeds, and in default of Tenant so doing, Landlord shall be and is hereby authorized and empowered to execute such certificate in the name of and as the act and deed of Tenant, this authority being hereby declared to be coupled with an interest and to be irrevocable. Tenant shall upon request from Landlord at any time and from time to time execute, acknowledge and deliver to Landlord a written statement certifying as follows: (A) that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the name thereof); (B) that to the best of its knowledge there are no uncured defaults on the part of Landlord (or if any such default exists, the specified nature and extent thereof); (D) the date to which any rent and other charges have been paid in advance, if any; and (D) such other matters as Landlord may reasonably request. Tenant irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest, to execute and deliver, for and in the name of Tenant, any document or instrument provided for in this paragraph.

QUIET ENJOYMENT
     26. So long as Tenant observes and performs the covenants and agreements contained herein, it shall at all times during the Lease term peacefully and quietly have and enjoy possession of the Premises, but always subject to the terms hereof.

NO ESTATE IN LAND
     27. This Lease shall create the relationship of Landlord and Tenant between the parties hereto. No estate shall pass out of Landlord. Tenant has only a usufruct not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

HOLDING OVER
     28. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at the rental rate which is in effect at end of this Lease and there shall be no renewal of this Lease by operation of law. If Tenant remains in possession of the Premises after expiration of the term hereof without Landlord's acquiescence, Tenant shall be a tenant at sufferance and commencing on the date following the date of such expiration, the monthly rental payable under Paragraph 3 above shall for each month, or fraction thereof during which Tenant so remains in possession of the Premises, be twice the monthly rental otherwise payable under Paragraph 3 above.

ATTORNEY'S FEES
     29. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to recover reasonable attorney's fees to be fixed by the court in such action or proceeding, in an amount at least equal to fifteen percent of any damages due from the non-prevailing party. Furthermore, Landlord and Tenant agree to pay the attorney's fees and expenses of (A) the other party of this Lease (either Landlord or Tenant) if it is made a party to litigation because of its being a party to this Lease and when it has not engaged in any wrongful conduct itself, ad (B) Broker if Broker is made a party to litigation because of its being a party to this Lease and when Broker has not engaged in any wrongful conduct itself.

RIGHTS CUMULATIVE
     30. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative and not restrictive of those given by law.

WAIVER OF RIGHTS
     31. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliances by Tenant of its obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

AGENCY DISCLOSURE
     32. Landlord and Tenant hereby acknowledge that Broker has acted as an agent for ___________________________ in this transaction and will be paid a real estate commission by Landlord and that _________________________ has acted as an agent for________________________ in this transaction and will be paid a real estate commission by ________________________ .

BROKER'S COMMISSION
     33. Broker has rendered valuable service by assisting in the creation of the landlord-tenant relationship hereunder. The commission to be paid in conjunction with the creation of the relationship by this Lease has been negotiated between Landlord and Broker and Landlord hereby agrees to pay Broker as compensation for Broker's services in procuring this Lease and creating the aforesaid landlord-tenant relationship (___) pursuant to a separate commission agreement, or (___) as follows:

Broker's commission shall not apply to any "additional rental" as that term is used in this Lease. Any separate commission agreement is hereby incorporated as a part of this Lease by reference and any third party assuming the rights and obligations of Landlord under this Lease shall be obligated to perform all of Landlord's obligations to Broker under said separate commission agreement. If the Tenant becomes a tenant at will or at sufferance pursuant to Paragraph 28 above, of if the term of this Lease is extended or if this Lease is renewed or if a new lease is entered into between Landlord and Tenant covering either the Premises or any part thereof, or covering any other premises as an expansion of, addition to, or substitution for the Premises, regardless of whether such premises are located adjacent to or in the vicinity of the Premises, landlord, in consideration of Broker's having assisted in the creation of the landlord-tenant relationship, agrees to pay Broker additional commissions as set forth below, it being the intention of the parties that Broker shall continue to be compensated so long as the parties hereto, their successors and/or assigns continue the relationship of landlord and tenant which initially resulted from the efforts of Broker, whether relative to the Premises or any expansion thereof, or relative to any other premises leased by Landlord to Tenant from time to time, whether the rental therefor is paid under this Lease or otherwise. Broker agrees that, in the event landlord sells the Premises, and upon landlord's furnishing Broker with an agreement signed by the purchaser assuming Landlord's obligations to Broker under this Lease, Broker will release the original Landlord from any further obligations to Broker hereunder. If the purchaser of the Premises does not agree in writing to assume Landlord's obligations to Broker under this Lease, landlord shall remain obligated to pay Broker the commissions described in this Paragraph 33 even after the expiration of the original term of this Lease if the purchase (A) extends the term of this Lease; (B) renews this Lease; or (C) enters into a new lease with Tenant covering either the Premises or any part thereof, or covering any other premises as an expansion of, addition to, or substitution for the Premises, regardless of whether such premises are located adjacent to or in the vicinity of the Premises. Voluntary cancellation of this Lease shall not nullify Broker's right to collect the commission due for the remaining term of this Lease and the provision contained hereinabove relative to additional commissions shall survive any cancellation or termination of this Lease. In the event that the Premises are condemned or sold under threat of and in lieu of condemnation, Landlord shall, on the date of receipt by Landlord of the condemnation award or sale proceeds, pay to Broker the commission, reduced to its present cash value at the existing legal rate of interest which would otherwise be due to the end of the term contracted for under Paragraph 2 above.

LIMITATION OF BROKER'S SERVICES AND DISCLAIMER
     34. Broker is a party to this Lease for the purpose of enforcing its right under Paragraph 33 above. Tenant must look solely to Landlord as regards to all covenants, agreements and warranties herein contained, and Broker shall never be liable to Tenant in regard to any matter which may arise by virtue of this Lease. It is understood and agreed that the commissions payable to Broker under Paragraph 33 above are compensation solely for Broker's services in assisting in the creation of the landlord-tenant relationship hereunder; accordingly, Broker is not obligated hereunder on account of payment of such commissions to furnish any management services for the Premises. Landlord and Tenant acknowledge that the Greater Atlanta Commercial Board of REALTORS, Inc. has furnished this Commercial Lease Agreement form to its members as a service and that it makes no representation or warranty as to the enforceability of this Commercial Lease Agreement form.

PURCHASE OF PROPERTY BY TENANT
     35. In the event that Tenant acquires title of the Premises or any part thereof, or any premises as an expansion of, addition to or substitution for the Premises at any time during the term of this Lease, or any renewals thereof, or within six (6) months after the expiration of the term hereof or the extended term hereof, Landlord shall pay Broker a commission on the sale of the Premises in lieu of any further commission which otherwise would have been due under this Lease. Such commission, as negotiated between the parties, shall be ______% of the gross sales price, payable in full at closing.

ENVIRONMENTAL LAWS
     36. Landlord represents to the best of its knowledge and belief, (A) the Premises are in compliance with all applicable environmental laws, and (B) there are not excessive levels (as defined by the Environmental Protection Agency) of radon, toxic waste or hazardous substances on the Premises. Tenant represents and warrants that Tenant shall comply with all applicable environmental laws and that Tenant shall not permit any of his employees, brokers, contractors or subcontractors, or any person present on the Premises to generate, manufacture, store, dispose of release on, about, or under the Premises any toxic waste or hazardous substances which would result in the Premises not complying with any applicable environmental laws.

TIME OF ESSENCE
     37.  Time is of the essence of this Lease.

DEFINITIONS
     38. "Landlord" as used in this Lease shall include the undersigned, its heirs, representatives, assigns and successors in title to the Premises, "Tenant" shall include the undersigned and its heirs, representatives, assigns, and successors, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignees or subtenants as to the Premises covered by such assignment or sublease. "Broker" shall include the undersigned, its successors, assigns, heirs and representatives. "Landlord", "Tenant" and "Broker" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

NOTICES
     39. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by U.S. Certified Mail, return receipt requested, postage prepaid. Broker shall be copied with all required or permitted notices. Notices to Tenant shall be delivered or sent to the address shown below, except that upon Tenant's taking possession of the Premises, then the Premises shall be Tenant's address for notice purposes. Notices to Landlord and Broker shall be delivered or sent to the address hereinafter stated, to wit:

     Landlord:

     Tenant:

     Broker:

All notices shall be effective upon delivery. Any party may change his notice address upon written notice to the other parties.

ENTIRE AGREEMENT
     40. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect. No subsequent alteration, amendment, change or addition to this Lease, except as to changes or additions to the Rules and Regulations described in paragraph 7, shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant.

SPECIAL STIPULATIONS
     41. Any special stipulations are set forth in the attached Exhibit ____. Insofar as said Special Stipulations conflict with any of the foregoing provisions, said Special Stipulations shall control.



Tenant acknowledges that Tenant has read and understands the terms of this Lease and has received a copy of it.

IN WITNESS WHEREOF, the parties herein have hereunto set forth their hands and seals, in triplicate.

(SEAL)

                                     LANDLORD:

                                     /s/ Ronald D. Ordway
                                     -----------------------------------

                                     Date and time executed by Landlord:
                                     January 2, 1996  3:00 PM
                                     ------------------------


                                     TENANT:

                                     Video Display Corporation
                                     -------------------------
                                     (SEAL)
                                     Ronald D. Ordway, CEO
                                     ---------------------
                                     (SEAL)

                                     Date and time executed by Tenant:
                                     January 2, 1996   3:00 PM
                                     -------------------------